SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2013
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES

2. SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the company and all subsidiaries in which the company has a controlling financial interest. Investments in companies, joint ventures or partnerships in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are reported using the equity method. International subsidiaries are included in the financial statements on the basis of their U.S. GAAP November 30 fiscal year-ends to facilitate the timely inclusion of such entities in the company’s consolidated financial reporting. All intercompany transactions and profits are eliminated in consolidation.

Use of Estimates

The preparation of the company’s financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The company’s critical accounting estimates include revenue recognition, valuation allowances and accrued liabilities, actuarially determined liabilities, restructuring, income taxes and long-lived assets, intangible assets and goodwill.

Foreign Currency Translation

Financial position and reported results of operations of the company’s international subsidiaries are measured using local currencies as the functional currency. Assets and liabilities of these operations are translated at the exchange rates in effect at each fiscal year end. The translation adjustments related to assets and liabilities that arise from the use of differing exchange rates from period to period are included in accumulated other comprehensive income (loss) in shareholders’ equity. Income statement accounts are translated at average rates of exchange prevailing during the year. The company evaluates its International operations based on fixed rates of exchange; however, the different exchange rates from period to period impact the amount of reported income from consolidated operations. The foreign currency fluctuations of any foreign subsidiaries that operate in highly inflationary environments are included in results of operations.

Concentration of Credit Risk

Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed to perform as contracted. The company believes the likelihood of incurring material losses due to concentration of credit risk is remote. The principal financial instruments subject to credit risk are as follows:

Cash and Cash Equivalents - The company maintains cash deposits with major banks, which from time to time may exceed insured limits. The possibility of loss related to financial condition of major banks has been deemed minimal. Additionally, the company’s investment policy limits exposure to concentrations of credit risk and changes in market conditions.

Accounts Receivable - A large number of customers in diverse industries and geographies, as well as the practice of establishing reasonable credit lines, limits credit risk. Based on historical trends and experiences, the allowance for doubtful accounts is adequate to cover potential credit risk losses.

Foreign Currency Contracts and Derivatives - Exposure to credit risk is limited by internal policies and active monitoring of counterparty risks. In addition, the company selects a diversified group of major international banks and financial institutions as counterparties. The company does not anticipate nonperformance by any of these counterparties.

Cash and Cash Equivalents

Cash equivalents include highly-liquid investments with a maturity of three months or less when purchased. The company’s cash and cash equivalents balance as of December 31, 2012 was comparably higher than its December 31, 2013 balance. The increased balance as of year end 2012 was due primarily to a buildup in cash in anticipation of the Champion acquisition which was completed in April 2013.

Accounts Receivable and Allowance For Doubtful Accounts

Accounts receivable are carried at their face amounts less an allowance for doubtful accounts. Accounts receivable are recorded at the invoiced amount and generally do not bear interest. The company estimates the balance of allowance for doubtful accounts by analyzing accounts receivable balances by age and applying historical write-off and collection trend rates. The company’s estimates include separately providing for customer balances based on specific circumstances and credit conditions, and when it is deemed probable that the balance is uncollectible. Account balances are charged off against the allowance when it is determined the receivable will not be recovered.

The company’s allowance for doubtful accounts balance also includes an allowance for the expected return of products shipped and credits related to pricing or quantities shipped of approximately $14 million, $13 million and $12 million as of December 31, 2013, 2012 and 2011, respectively. Returns and credit activity is recorded directly to sales.

The following table summarizes the activity in the allowance for doubtful accounts:

MILLIONS	2013	2012	2011
Beginning balance	$73	$49	$45
Bad debt expense	28	37	15
Write-offs	(21)	(13)	(16)
Other(a)	1	—	5
Ending balance	$81	$73	$49

(a)	Other amounts are primarily the effects of changes in currency translations and the impact of allowance for returns and credits.

Inventory Valuations

Inventories are valued at the lower of cost or market. Certain U.S. inventory costs are determined on a last-in, first-out (LIFO) basis. LIFO inventories represented 34% and 31% of consolidated inventories as of December 31, 2013 and 2012, respectively. All other inventory costs are determined using either the average cost or first-in, first-out (FIFO) methods. Inventory values at FIFO, as shown in Note 5, approximate replacement cost.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Merchandising and customer equipment consists principally of various systems that dispense the company’s cleaning and sanitizing products, dishwashing machines and process control and monitoring equipment. Certain dispensing systems capitalized by the company are accounted for on a mass asset basis, whereby equipment is capitalized and depreciated as a group and written off when fully depreciated. The company capitalizes both internal and external costs of development or purchase of computer software for internal use. Costs incurred for data conversion, training and maintenance associated with capitalized software are expensed as incurred. Expenditures for major renewals and improvements, which significantly extend the useful lives of existing plant and equipment, are capitalized and depreciated. Expenditures for repairs and maintenance are charged to expense as incurred. Upon retirement or disposition of plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

Depreciation is charged to operations using the straight-line method over the assets’ estimated useful lives ranging from 5 to 40 years for buildings and leasehold improvements, 3 to 18 years for machinery and equipment and 3 to 10 years for merchandising and customer equipment and capitalized software. Total depreciation expense was $514 million, $468 million and $331 million for 2013, 2012 and 2011, respectively.

Goodwill and Other Intangible Assets

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired. The company’s reporting units are its operating segments, which subsequent to the change in the company’s organizational model during the first quarter of 2013 are discussed below.

During the second quarter of 2013, the company completed its annual test for goodwill impairment. The company used a “step zero” qualitative test to assess eight of its ten reporting units. Qualitative testing evaluated factors including, but not limited to, economic, market and industry conditions, cost factors and the overall financial performance of the reporting unit. The estimated fair values for seven of the eight reporting units using “step zero” testing substantially exceeded their respective carrying values. While Global Energy had approximately 30% headroom due to the recent acquisition of Champion, the company considered “step zero” analysis to be sufficient due to continued strong qualitative indicators. Global Energy’s headroom before the Champion acquisition continued to increase since the prior year assessment. Based on the “step zero” analysis performed, the company noted no changes in events or circumstances which would have required the completion of the two-step quantitative goodwill impairment analysis for any of the assessed reporting units.

The company elected to utilize a “step one” quantitative test for Global Water and Global Paper given the lower headroom between fair value and carrying value at the previous year’s annual impairment test. These reporting units had lower headroom as they were acquired as part of the Nalco merger in December 2011. The headroom for these reporting units has continued to increase since the prior year assessment. Based on the “step one” testing performed, no impairment of goodwill was indicated, and the fair value for both reporting units now substantially exceed their respective carrying values.

If circumstances change significantly, the company would also test a reporting unit’s goodwill for impairment during interim periods between its annual tests. Based on the current performance of the company’s reporting units, updating the impairment testing during the second half of 2013 was not deemed necessary. There has been no impairment of goodwill since the adoption FASB guidance for goodwill and other intangibles on January 1, 2002.

The Nalco and Champion transactions resulted in the addition of $4.5 billion and $1.0 billion of goodwill, respectively. Subsequent performance of the reporting units holding the additional goodwill relative to projections used for the purchase price allocation of goodwill could result in an impairment if there is either underperformance by the reporting unit or if the carrying value of the reporting unit were to fluctuate significantly due to reasons that did not proportionately change fair value.

During 2012, the company added $23.2 million to goodwill through acquisitions completed in 2012 and $53.0 million through adjustments to Nalco’s initial fair value calculation. None of the goodwill acquired in 2012 is expected to be tax deductible. The company disposed $17.1 million of goodwill through the sale of its Vehicle Care division. Further details on the company’s acquisitions and dispositions are included in Note 4. The effect of foreign currency added $6.1 million to goodwill during 2012.

Effective in the first quarter of 2013, the company changed its reportable segments due to a change in its underlying organizational model designed to support the business following the Nalco merger and to facilitate global growth. The company did not operate under the realigned segment structure prior to 2013. The company’s new segment structure focuses on global businesses, with its ten operating units, which are also operating segments, aggregated into four reportable segments as follows:

•        Global Industrial consists of the Global Water, Global Food & Beverage, Global Paper and Global Textile Care operating units.

•        Global Institutional consists of the Global Institutional, Global Specialty and Global Healthcare operating units.

•        Global Energy consists of the Global Energy operating unit.

•        Other consists of the Global Pest Elimination and Equipment Care operating units.

Based on the changes in the company’s organizational model, the company has updated its goodwill allocation for December 31, 2012. The company finalized the allocation during the second quarter of 2013. No impairments were noted in connection with the goodwill allocation procedures performed.

The changes in the carrying amount of goodwill, under the organizational model implemented during the first quarter of 2013, for each of the company’s reportable segments are shown in the following table. As the company did not operate under the realigned reportable segment structure prior to 2013, goodwill activity by reportable segment prior to 2013 has not been provided.

The changes in the carrying amount of goodwill for each of the company’s reportable segments are as follows:

	GLOBAL	GLOBAL	GLOBAL
MILLIONS	INDUSTRIAL	INSTITUTIONAL	ENERGY	OTHER	TOTAL
December 31, 2012	$2,751.6	$720.6	$2,325.3	$123.0	$5,920.5
Current year business acquisitions(a)	33.9	—	1,037.9	—	1,071.8
Business divestiture	(2.1)	—	—	—	(2.1)
Effect of foreign currency translation	(53.9)	(14.0)	(57.0)	(2.4)	(127.3)
December 31, 2013	$2,729.5	$706.6	$3,306.2	$120.6	$6,862.9

(a)	For 2013, none of the goodwill acquired is expected to be tax deductible.

Other Intangible Assets

As part of the Nalco merger, the company added the “Nalco” trade name as an indefinite life intangible asset. During the second quarter of 2013, using the qualitative assessment method, the company completed its annual test for indefinite life intangible asset impairment. Based on this testing, no adjustment to the $1.2 billion carrying value of this asset was necessary. Additionally, based on the ongoing performance of its operating units, updating the impairment testing during the second half of 2013 was not deemed necessary. There has been no impairment of the Nalco trade name intangible asset since it was acquired.

Other intangible assets subject to amortization primarily include customer relationships, trademarks, patents and other technology. The fair value of identifiable intangible assets is estimated based upon discounted future cash flow projections and other acceptable valuation methods. Other intangible assets are amortized on a straight-line basis over their estimated economic lives. The weighted-average useful life of other intangible assets was 14 years as of December 31, 2013 and 2012.

The weighted-average useful life by type of amortizable asset at December 31, 2013 is as follows:

NUMBER OF YEARS

Customer relationships	14
Trademarks	15
Patents	14
Other technology	8

The straight-line method of amortization reflects an appropriate allocation of the cost of the intangible assets to earnings in proportion to the amount of economic benefits obtained by the company in each reporting period. The company evaluates the remaining useful life of its intangible assets that are being amortized each reporting period to determine whether events and circumstances warrant a change to the remaining period of amortization. If the estimate of an intangible asset’s remaining useful life is changed, the remaining carrying amount of the intangible asset will be amortized prospectively over that revised remaining useful life. Total amortization expense related to other intangible assets during the last three years and future estimated amortization is as follows:

MILLIONS

2011	$62
2012	237
2013	293
2014	304
2015	301
2016	297
2017	293
2018	287

The increase in amortization from 2011 to 2013 is due primarily to the amortizable intangible assets acquired through the Nalco and Champion transactions.

Long-Lived Assets

The company periodically reviews its long-lived and amortizable intangible assets for impairment and assesses whether significant events or changes in business circumstances indicate that the carrying value of the assets may not be recoverable. Such circumstances may include a significant decrease in the market price of an asset, a significant adverse change in the manner in which the asset is being used or in its physical condition or history of operating or cash flow losses associated with the use of an asset. An impairment loss may be recognized when the carrying amount of an asset exceeds the anticipated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. The amount of the impairment loss to be recorded, if any, is calculated by the excess of the asset’s carrying value over its fair value. In addition, the company periodically reassesses the estimated remaining useful lives of its long-lived assets. Changes to estimated useful lives would impact the amount of depreciation and amortization recorded in earnings. The company has not experienced significant changes in the carrying value or estimated remaining useful lives of its long-lived or amortizable intangible assets.

Asset Retirement Obligations

The fair value of a liability for an asset retirement obligation associated with the retirement of tangible long-lived assets is recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The liability is adjusted to its present value in subsequent periods as accretion expense is recorded. The corresponding asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset and depreciated over the asset’s useful life. The company’s asset retirement obligation liability was $10.5 million and $13.0 million, respectively, at December 31, 2013 and 2012.

Income Taxes

Income taxes are recognized during the period in which transactions enter into the determination of financial statement income, with deferred income taxes being provided for the tax effect of temporary differences between the carrying amount of assets and liabilities and their tax bases. The company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. Deferred income taxes are provided on the undistributed earnings of foreign subsidiaries except to the extent such earnings are considered to be permanently reinvested in the subsidiary.

The company records liabilities for income tax uncertainties in accordance with the recognition and measurement criteria prescribed in authoritative guidance issued by the FASB.

Restructuring Activities

The company incurs net costs for restructuring activities associated with plans to enhance its efficiency and effectiveness and sharpen its competitiveness. These restructuring plans include net costs associated with significant actions involving employee-related severance charges, contract termination costs and asset write-downs and disposals. Employee termination costs are largely based on policies and severance plans, and include personnel reductions and related costs for severance, benefits and outplacement services. These charges are reflected in the quarter in which the actions are probable and the amounts are estimable, which is generally when management approves the associated actions. Contract termination costs include charges to terminate leases prior to the end of their respective terms and other contract termination costs. Asset write-downs and disposals include leasehold improvement write-downs, other asset write-downs associated with combining operations and disposal of assets.

Revenue Recognition

The company recognizes revenue on product sales at the time evidence of an arrangement exists, title to the product and risk of loss transfers to the customer, the price is fixed and determinable and collection is reasonably assured. The company recognizes revenue on services as they are performed. While the company employs a sales and service team to ensure customer’s needs are best met in a high quality way, the vast majority of the company’s revenue is generated from product sales. Outside of the service businesses discussed in Note 17, any other services are either incidental to a product sale and not sold separately, or insignificant.

The company’s sales policies do not provide for general rights of return. Critical estimates used in recognizing revenue include the delay between the time that products are shipped, when they are received by customers, when title transfers and the amount of credit memos issued in subsequent periods. The company records estimated reductions to revenue for customer programs and incentive offerings, including pricing arrangements, promotions and other volume-based incentives at the time the sale is recorded. The company also records estimated reserves for anticipated uncollectible accounts and for product returns and credits at the time of sale. Depending on market conditions, the company may increase customer incentive offerings, which could reduce gross profit margins at the time the incentive is offered.

Share-Based Compensation

The company measures compensation expense for share-based awards at fair value at the date of grant and recognizes compensation expense over the service period for awards expected to vest. The majority of grants to retirement eligible recipients (age 55 with required years of service) are attributed to expense using the non-substantive vesting method and are fully expensed over a six month period following the date of grant. In addition, the company includes a forfeiture estimate in the amount of compensation expense being recognized based on an estimate of the number of outstanding awards expected to vest.

Earnings Per Common Share

The computations of the basic and diluted earnings attributable to Ecolab per share amounts were as follows:

MILLIONS EXCEPT PER SHARE	2013	2012	2011
Net income attributable to Ecolab	$967.8	$703.6	$462.5
Weighted-average common shares outstanding
Basic	299.9	292.5	236.9
Effect of dilutive stock options, units and awards	6.0	6.4	5.2
Diluted	305.9	298.9	242.1
Earnings attributable to Ecolab per common share
Basic	$3.23	$2.41	$1.95
Diluted	$3.16	$2.35	$1.91
Anti-dilutive securities excluded from the computation of earnings per share	1.8	2.6	4.7

Derivative Instruments and Hedging

The company uses foreign currency forward contracts, interest rate swaps and foreign currency debt to manage risks generally associated with foreign exchange rates, interest rates and net investments in foreign operations. The company does not hold derivative financial instruments of a speculative nature or for trading purposes.

All of the company’s derivatives are recognized on the balance sheet at their fair value. The earnings impact resulting from the change in fair value of the derivative instruments is recorded in the same line item in the consolidated statement of income as the underlying exposure being hedged.

New Accounting Pronouncements

In December 2011, the FASB issued a final standard on balance sheet offsetting disclosures. A clarification in the scope of the final standard was issued in January 2013 and requires disclosures to provide information to help reconcile differences in the offsetting requirements under U.S. GAAP and IFRS. The company adopted this guidance effective January 1, 2013. See Note 8 for applicable disclosures.

In July 2012, the FASB amended its guidance on testing of indefinite-lived intangible assets for impairment. Under the amended guidance, companies may perform a qualitative assessment to determine whether further impairment testing is necessary. The guidance for indefinite-lived intangible assets is effective for annual and interim tests performed for fiscal years beginning after September 15, 2012, with an option for early adoption. The company applied the amended guidance to the impairment testing of indefinite life intangible assets during the second quarter of 2013. The adoption of this guidance did not have an impact on the company’s financial statements.

In February 2013, the FASB issued a final standard on the reporting of amounts reclassified out of accumulated other comprehensive income. The guidance was issued to improve the reporting of reclassifications out of AOCI. The company adopted this guidance effective January 1, 2013. See Note 9 for applicable disclosures.

In March 2013, the FASB issued a final standard to resolve diversity in practice regarding the release of the cumulative translation adjustment into net income when a parent either sells a part or all of its investments in a foreign entity. In addition, the standard resolves diversity in practice for the treatment of business combinations achieved in stages involving a foreign entity. The guidance is effective prospectively for fiscal years and interim periods beginning after December 15, 2013. Upon adoption the company does not expect a significant impact to future financial statements.

No other new accounting pronouncements issued or effective have had or are expected to have a material impact on the company’s consolidated financial statements.